                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 8, 1995
                                                        ----------------



                            FUQUA ENTERPRISES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      1-5091                                  13-1988043
-------------------------------                  ------------------------            ------------------------------------
(State or other jurisdiction of                  (Commission File Number)            (I.R.S. Employer Identification No.)
        incorporation)





                        One Atlantic Center, Suite 5000
             1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  404-815-2000
                                                            ------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.


         The audited financial statements of Basic American Medical Products, Inc. ("Basic") for the year ended December 31, 1994 and for the nine months ended September 30, 1995 are included herein.


         (b)     Pro Forma Financial Information.


         The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 1995 and for the year ended December 31, 1994 give effect to the acquisition of all of the outstanding shares of Capital Stock of Basic (the "Merger") and to the sale of 100% of the stock of American Southern Insurance Company ("American Southern")(which previously had been reported as a discontinued operation) as if the transactions were consummated on January 1, 1995 and January 1, 1994, respectively. The unaudited pro forma condensed consolidated balance sheet at September 30, 1995 gives effect to the Merger and to the sale of American Southern as if the transactions were consummated on September 30, 1995. The pro forma information should be read in conjunction with the following: (a) the consolidated financial statements of Fuqua which are included in Fuqua's Form 10-K for the year ended December 31, 1994, (b) the condensed consolidated financial statements included in Fuqua's quarterly report on Form 10-Q for the quarter ended September 30, 1995, (c) Fuqua's Current Report on Form 8-K, dated December 31, 1995, and (d) the audited financial statements of Basic included in this Current Report on Form 8-K/A. The unaudited pro forma condensed consolidated financial information contained herein is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur as a result of the Merger and/or the sale of American Southern.


         (c)     Exhibits.

                                                                      Exhibits Incorporated Herein by Reference
                                                           -----------------------------------------------------------
 Designation                                                  Document with Which Exhibit          Designation of Such
of Exhibit in               Description of                      Was Previously Filed with             Exhibit in That
This Form 8-K                  Exhibits                                 Commission                        Document
-------------    -------------------------------------     --------------------------------------- -------------------
    23           Consent of Independent Auditors

                                                                       Item 7(a)





                              FINANCIAL STATEMENTS

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.

                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                                    AND THE
                          YEAR ENDED DECEMBER 31, 1994
                      WITH REPORT OF INDEPENDENT AUDITORS

                                                                       Item 7(a)





                     BASIC AMERICAN MEDICAL PRODUCTS, INC.

                              FINANCIAL STATEMENTS


   NINE MONTHS ENDED SEPTEMBER 30, 1995 AND THE YEAR ENDED DECEMBER 31, 1994



                                    CONTENTS


                                                                                                          PAGE
                                                                                                           NO.
                                                                                                          ----
Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  5

Audited Financial Statements:
    Balance Sheets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  6
    Statements of Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  7
    Statements of Shareholders' Equity  . . . . . . . . . . . . . . . . . . . . . . . . . .                  8
    Statements of Cash Flows  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  9
    Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 10

                                                                       Item 7(a)





                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Fuqua Enterprises, Inc.

We have audited the accompanying balance sheets of Basic American Medical Products, Inc. (Basic) as of September 30, 1995 and December 31, 1994 and the related statements of income, shareholders' equity, and cash flows for the nine months ended September 30, 1995 and the year ended December 31, 1994. These financial statements are the responsibility of Basic's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit excludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, Basic's financial position at September 30, 1995 and December 31, 1994, and the results of its operations and its cash flows for the nine months ended September 30, 1995 and the year ended December 31, 1994 in conformity with generally accepted accounting principles.



                                                       ERNST & YOUNG LLP





Atlanta, Georgia
December 5, 1995

                                                                       Item 7(a)

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.
                                 BALANCE SHEETS



                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                     1994
                                                                        --------------           ------------
ASSETS
Current assets:
  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . .           $     688,395            $      26,852
  Trade accounts receivable, less allowance for doubtful
   accounts of $1,152,776 and $1,299,529 at September 30,
   1995 and December 31, 1994, respectively   . . . . . . . .               4,932,387                4,263,916
  Inventories . . . . . . . . . . . . . . . . . . . . . . . .               4,120,031                4,872,311
  Prepaid expenses and other current assets . . . . . . . . .                 256,366                  164,478
  Investment available for sale . . . . . . . . . . . . . . .                 617,650                  402,203
  Deferred income taxes . . . . . . . . . . . . . . . . . . .               1,195,990                1,145,650
                                                                        --------------------------------------
   Total Current Assets   . . . . . . . . . . . . . . . . . .              11,810,819               10,875,410

Property, plant and equipment, net  . . . . . . . . . . . . .               2,427,191                2,177,463

Deferred income taxes . . . . . . . . . . . . . . . . . . . .               1,066,114                1,365,165
Other assets  . . . . . . . . . . . . . . . . . . . . . . . .                 118,084                        -
                                                                        --------------------------------------
   Total Assets   . . . . . . . . . . . . . . . . . . . . . .           $  15,422,208            $  14,418,038
                                                                        ======================================


                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                     1994
                                                                         -------------           ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable  . . . . . . . . . . . . . . . . . . . . .           $   1,723,906            $   1,512,837
  Income taxes  . . . . . . . . . . . . . . . . . . . . . . .                 900,266                  675,610
  Accrued expenses  . . . . . . . . . . . . . . . . . . . . .               2,498,948                2,114,022
  Line of credit  . . . . . . . . . . . . . . . . . . . . . .                       -                  150,170
  Current maturities of long-term debt  . . . . . . . . . . .                  77,794                  870,725
                                                                        --------------------------------------
   Total Current Liabilities  . . . . . . . . . . . . . . . .               5,200,914                5,323,364

Long-term debt  . . . . . . . . . . . . . . . . . . . . . . .               2,066,874                1,784,048
                                                                        --------------------------------------
   Total Liabilities  . . . . . . . . . . . . . . . . . . . .               7,267,788                7,107,412

Excess of fair values of acquired net assets over cost, net .               1,341,942                1,406,358

Commitments and contingencies

Shareholders' Equity:
  Common stock, no par value, 89,872 shares
   issued and outstanding   . . . . . . . . . . . . . . . . .                       -                        -
  Additional paid-in capital  . . . . . . . . . . . . . . . .               4,869,452                4,869,452
  Retained earnings . . . . . . . . . . . . . . . . . . . . .               1,791,279                1,008,416
  Unrealized gain on investment . . . . . . . . . . . . . . .                 151,747                   26,400
                                                                        --------------------------------------
        Total Shareholders' Equity  . . . . . . . . . . . . .               6,812,478                5,904,268
                                                                        --------------------------------------
        Total Liabilities and Shareholders' Equity  . . . . .           $  15,422,208            $  14,418,038
                                                                        ======================================



See accompanying notes.

                                                                       Item 7(a)

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.
                              STATEMENTS OF INCOME





                                                                          NINE MONTHS
                                                                             ENDED                YEAR ENDED
                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                     1994
                                                                        --------------           ------------
NET SALES . . . . . . . . . . . . . . . . . . . . . . . .               $  20,963,581            $  23,252,250

Cost of sales . . . . . . . . . . . . . . . . . . . . . .                  15,636,288               16,899,635
                                                                        --------------------------------------
Gross profit  . . . . . . . . . . . . . . . . . . . . . .                   5,327,293                6,352,615


Selling, general and administrative expenses  . . . . . .                   3,753,914                4,345,154
Provision for doubtful accounts . . . . . . . . . . . . .                     288,271                  772,879
                                                                        --------------------------------------
Operating income  . . . . . . . . . . . . . . . . . . . .                   1,285,108                1,234,582

Interest expense  . . . . . . . . . . . . . . . . . . . .                     145,722                  207,406
Other, net  . . . . . . . . . . . . . . . . . . . . . . .                     (53,474)                 (40,159)
                                                                        --------------------------------------
Income before income taxes  . . . . . . . . . . . . . . .                   1,192,860                1,067,335
Provision for income taxes  . . . . . . . . . . . . . . .                     409,997                   29,415
                                                                        --------------------------------------
Net income  . . . . . . . . . . . . . . . . . . . . . . .               $     782,863            $   1,037,920
                                                                        ======================================






See accompanying notes.

                                                                       Item 7(a)

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY




                                                                        (ACCUMULATED
                                                COMMON      ADDITIONAL    DEFICIT)/    UNREALIZED
                                                STOCK        PAID-IN      RETAINED       GAIN ON
                                                SHARES       CAPITAL      EARNINGS     INVESTMENT      TOTAL
                                               ---------------------------------------------------------------
Balance at
  December 31, 1993 . . . . . . . .              83,300  $  4,600,000  $   (29,504)  $         -   $ 4,570,496
   Issuance of common stock   . . .               6,572       269,452            -             -       269,452
   Net income   . . . . . . . . . .                   -             -    1,037,920             -     1,037,920
   Unrealized gain on
     investment, net of income tax                    -             -            -        26,400        26,400
                                               ---------------------------------------------------------------

Balance at
  December 31, 1994 . . . . . . . .              89,872     4,869,452    1,008,416        26,400     5,904,268
   Net income   . . . . . . . . . .                   -             -      782,863             -       782,863
  Unrealized gain on
   investment, net of income tax  .                   -             -            -       125,347       125,347
                                               ---------------------------------------------------------------

Balance at
  September 30, 1995  . . . . . . .              89,872  $  4,869,452  $ 1,791,279   $   151,747   $ 6,812,478
                                               ===============================================================






See accompanying notes.

                                                                       Item 7(a)

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.
                            STATEMENTS OF CASH FLOWS



                                                                          NINE MONTHS
                                                                             ENDED                YEAR ENDED
                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                    1994
                                                                        --------------           ------------
OPERATING ACTIVITIES
Net income  . . . . . . . . . . . . . . . . . . . . . . .               $     782,863            $   1,037,920
Adjustments:
  Depreciation and amortization, net  . . . . . . . . . .                      47,495                    5,526
  Provision for doubtful accounts . . . . . . . . . . . .                     288,271                  772,879
  Deferred income taxes . . . . . . . . . . . . . . . . .                     248,711                        -
  Changes in operating assets and liabilities:
   Accounts receivable  . . . . . . . . . . . . . . . . .                    (956,742)                (734,662)
   Inventories  . . . . . . . . . . . . . . . . . . . . .                     752,280                 (752,051)
   Prepaid expenses and other current assets  . . . . . .                     (98,388)                (416,301)
   Other assets   . . . . . . . . . . . . . . . . . . . .                    (118,084)                 282,573
   Accounts payable, income taxes and accrued
     expenses   . . . . . . . . . . . . . . . . . . . . .                     737,051                1,278,953
                                                                        --------------------------------------
Net cash provided by operating activities . . . . . . . .                   1,683,457                1,474,837

INVESTING ACTIVITIES
Net additions to property, plant and equipment  . . . . .                    (361,639)              (2,183,803)
                                                                        --------------------------------------
Net cash used in investing activities . . . . . . . . . .                    (361,639)              (2,183,803)

FINANCING ACTIVITIES
Proceeds from issuance of common stock  . . . . . . . . .                           -                  269,452
Additions to long-term debt . . . . . . . . . . . . . . .                     506,032                5,059,174
Additions (payments) to line of credit  . . . . . . . . .                    (150,170)                 150,170
Payments on long-term debt  . . . . . . . . . . . . . . .                  (1,016,137)              (5,119,687)
                                                                        --------------------------------------
Net cash (used in) provided by financing activities . . .                    (660,275)                 359,109
                                                                        --------------------------------------

Net increase (decrease) in cash . . . . . . . . . . . . .                     661,543                 (349,857)
Cash and cash equivalents at beginning of period  . . . .                      26,852                  376,709
                                                                        --------------------------------------
Cash and cash equivalents at end of period  . . . . . . .               $     688,395            $      26,852
                                                                        ======================================



See accompanying notes.

                                                                       Item 7(a)

                     BASIC AMERICAN MEDICAL PRODUCTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995


1. DESCRIPTION OF BUSINESS

   Basic American Medical Products, Inc. ("Basic") manufacturers, distributes and sells furnishings and equipment to organizations in the medical, long-term care and home health care industries. Effective October 6, 1995, Basic was acquired by Fuqua Enterprises, Inc. (see Note 10).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

   ACCOUNTS RECEIVABLE

   Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers in Basic's customer base and their dispersion across different geographic areas of the United States. Basic maintains an allowance for doubtful accounts based upon the expected collectibility of its receivables and routinely performs credit checks on its customers.

   INVENTORIES

   Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

   INVESTMENT AVAILABLE FOR SALE

   Effective January 1, 1994, Basic adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). Basic has classified its investment in certain units of Weeks Corporation, which are convertible into common stock of Weeks Corporation, as available for sale. Available for sale securities are carried at fair value, with the unrealized gains and losses, net of income taxes, included in shareholders' equity. On November 8, 1995, such units were registered and were exchanged for common stock.

   PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are recorded at cost and are depreciated over their estimated useful lives which range from 3 to 39 years. Depreciation is provided using the straight-line method for financial reporting purposes and using accelerated methods for income tax purposes.

   EXCESS OF FAIR VALUES OF ACQUIRED NET ASSETS OVER COST

   The excess of the fair values of acquired net assets over cost ("negative goodwill") results from the acquisition of Basic in June 1993 and is being amortized on a straight-line basis over 15 years. Accumulated amortization of negative goodwill was approximately $195,000 and $131,000 at September 30, 1995 and December 31, 1994, respectively.

   REVENUE RECOGNITION

   Sales are recognized when the related products are shipped to customers.

   INCOME TAXES

   The liability method is used in accounting for income taxes. Accordingly, deferred income tax assets represent the tax effects of temporary differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                                                                       Item 7(a)

                               SEPTEMBER 30, 1995



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS (CONTINUED)

   ACCOUNTING RECORDS

   Basic's accounting records are maintained using the accounting bases for assets and liabilities of a predecessor owner; accordingly, the purchase price paid in June 1993 has not been "pushed down" to such records. The accompanying financial statements have been prepared to reflect the changes in bases which resulted from the June 1993 acquisition. Such acquisition resulted in changes to all asset and liability balances except for cash and certain other working capital items.

   RECLASSIFICATIONS

   Certain reclassifications were made to the prior year's financial statements to conform with the current period presentation.

   RECENT PRONOUNCEMENT

   In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indications of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. Statement No. 121 also addresses the accounting for long-lived assets that are expected to be disposed. Basic will adopt Statement No. 121 in the first quarter of 1996 and, based on current circumstances, does not believe the effect of adoption will be material.

3. INVENTORIES

   Inventories consist of the following:

                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                    1994
                                                                        --------------           -------------
     Raw materials  . . . . . . . . . . . . . . . . . . .               $   2,358,917            $   2,291,792
     Work-in-process  . . . . . . . . . . . . . . . . . .                     384,540                  837,285
     Finished goods   . . . . . . . . . . . . . . . . . .                   1,376,574                1,743,234
                                                                        --------------------------------------
                                                                        $   4,120,031            $   4,872,311
                                                                        ======================================

4. PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment consist of the following:

                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                    1994
                                                                        --------------           -------------
     Land   . . . . . . . . . . . . . . . . . . . . . . .               $     133,000            $     133,000
     Buildings and improvements   . . . . . . . . . . . .                   1,821,556                1,800,556
     Machinery and equipment  . . . . . . . . . . . . . .                     543,479                  213,928
     Automobiles  . . . . . . . . . . . . . . . . . . . .                      84,259                   84,259
     Furniture and fixtures   . . . . . . . . . . . . . .                      57,513                   46,425
                                                                        --------------------------------------
                                                                            2,639,807                2,278,168
     Less accumulated depreciation                                            212,616                  100,705
                                                                        --------------------------------------
                                                                        $   2,427,191            $   2,177,463
                                                                        ======================================

                                                                       Item 7(a)

                               SEPTEMBER 30, 1995


5. LINES OF CREDIT

   Basic has a $1,353,000 line of credit with a financial institution which expires on December 31, 1995. The line of credit is secured by substantially all of Basic's accounts receivable and inventory and is guaranteed by its majority shareholder. Interest is computed at .5% above the prime rate of interest. No amounts were borrowed under this line of credit at September 30, 1995 or December 31, 1994.

   Basic has a $1,000,000 line of credit with a financial institution which expires on December 31, 1995. The line of credit is secured by substantially all of Basic's property, plant and equipment and is guaranteed by its majority shareholder. Interest is computed at .5% above the prime rate of interest. At September 30, 1995 no amounts were borrowed under this line of credit, and at December 31, 1994 there was $150,170 outstanding under this line of credit.



   At September 30, 1995 and December 31, 1994, Basic had $300,000 available under a letter of credit with a financial institution. No amounts were outstanding under this letter of credit at either date.


6. LONG-TERM DEBT

   Long-term debt consists of the following:

                                                                         SEPTEMBER 30,           DECEMBER 31,
                                                                             1995                     1994
                                                                        --------------           ------------
   Term note payable in monthly installments of $37,605 plus
     interest at .5% above prime rate (8.5% at December 31,
     1994) through December 1998.  The note, paid in full
     during 1995, was collateralized by substantially all
     assets of Basic and guaranteed by the majority
     shareholder.   . . . . . . . . . . . . . . . . . . .               $           -            $     449,810

   Step down revolver payable in monthly installments of
     $8,124 including interest at 8.75% through April 1997
     when balance is due.  The note, prepaid in the amount of
     $168,856 in 1995, is collateralized by a manufacturing
     facility in Wisconsin.  Maximum of $950,000 available
     under this revolver as of September 30, 1995 . . . .                     635,507                  821,861

   Master draw note with interest payable monthly at 7.5%
     through April 1997 when balance is due.  . . . . . .                     968,080                  985,538

   Term note, payable in monthly installments of $3,600
     including interest at 8.75% through May 2000.  The note
     is collateralized by equipment   . . . . . . . . . .                     158,846                        -

   Note payable in monthly installments of $4,263 including
     interest at 8% through June 2007, callable at the option
     of the lender within a 90 day period beginning July 1998,
     July 2001 or July 2002.  The note is collateralized by
     company facilities in Georgia  . . . . . . . . . . .                     382,035                  397,564
                                                                        --------------------------------------
   Total  . . . . . . . . . . . . . . . . . . . . . . . .                   2,144,668                2,654,773
   Less current maturities  . . . . . . . . . . . . . . .                      77,794                  870,725
                                                                        --------------------------------------
                                                                        $   2,066,874            $   1,784,048
                                                                        ======================================

                                                                       Item 7(a)

                               SEPTEMBER 30, 1995


6. LONG-TERM DEBT (CONTINUED)

   Future maturities of long-term debt, assuming the note payable is called in July 1998, at September 30, 1995 for the twelve month periods ending September 30, are as follows:

     1996   . . . . . . . . . . . . . . . . . . . . . . .                                        $      77,794
     1997   . . . . . . . . . . . . . . . . . . . . . . .                                            1,636,529
     1998   . . . . . . . . . . . . . . . . . . . . . . .                                              372,049
     1999   . . . . . . . . . . . . . . . . . . . . . . .                                               39,771
     2000   . . . . . . . . . . . . . . . . . . . . . . .                                               18,525
                                                                                                 -------------
                                                                                                 $   2,144,668
                                                                                                 =============

   Cash paid for interest during the nine months ended September 30, 1995 and the year ended December 31, 1994 approximated $146,000 and $192,000, respectively.



   Basic is required to comply with certain financial covenants including maintaining adequate levels of working capital and tangible net worth, as defined. At September 30, 1995 and December 31, 1994, Basic was in compliance with all such covenants.


7. OPERATING LEASE

   Basic was committed under an operating lease for one of its facilities which had a remaining lease term in excess of one year at September 30, 1995. However, subsequent to September 30, 1995, the lease was terminated. In conjunction with the termination terms of this lease, an early termination penalty of approximately $78,000 has been accrued by Basic as of September 30, 1995. Total rent expense under this lease for the nine months ended September 30, 1995 and the year ended December 31, 1994 was approximately $156,000 and $183,000, respectively.

8. EMPLOYEE BENEFIT PLANS

   Basic has two defined contribution employee benefit plans for the employees at its manufacturing facility in Fond du Lac, Wisconsin. One plan allows employees to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code. The other plan is a money purchase plan which provides for employer contributions equal to 4% of eligible employee salaries. Employees become eligible to participate in the money purchase plan after 12 months of service.

   Employees at Basic's Georgia facilities participate in a profit sharing plan. This plan provides for discretionary annual Company contributions.
   In September 1995 Basic adopted an employee benefit plan for its employees at the Georgia facilities. This plan allows eligible employees to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code.

   Basic's contributions to the above-described plans approximated $63,700 and $85,500 for the nine months ended September 30, 1995 and the year ended December 31, 1994, respectively.

9. INCOME TAXES

   The provision for income taxes for the nine months ended September 30, 1995 consisted of current and deferred federal taxes of $124,066 and $248,711, respectively, and current state income taxes of $37,220. The provision for income taxes for the year ended December 31, 1994 consisted entirely of current state income taxes.

   Cash paid for income taxes for the nine months ended September 30, 1995 and the year ended December 31, 1994 was approximately $56,000 and $2,000, respectively.

                                                                       Item 7(a)

                               SEPTEMBER 30, 1995


9. INCOME TAXES (CONTINUED)

   The provision for income taxes differs from the amount computed by applying statutory U.S. Federal income tax rates to income before income taxes for the following reasons:

                                                                          NINE MONTHS
                                                                             ENDED                 YEAR ENDED
                                                                         SEPTEMBER 30,            DECEMBER 31,
                                                                             1995                      1994
                                                                      ------------------        ----------------
   Provision for income taxes at U.S. statutory rates   .               $     405,572            $     362,894
   State income taxes, net of federal income tax benefit                       24,565                   19,414
   Permanent differences  . . . . . . . . . . . . . . . .                     (18,787)                       -
   Utilization of alternative minimum tax credits   . . .                           -                 (362,894)
   Other, net   . . . . . . . . . . . . . . . . . . . . .                      (1,353)                  10,001
                                                                        --------------------------------------
                                                                        $     409,997            $      29,415
                                                                        ======================================

   The tax effects of the types of temporary differences and carryforwards which give rise to deferred income tax assets are as follows:

                                                                         SEPTEMBER 30,            DECEMBER 31,
                                                                             1995                      1994
                                                                      ------------------        ----------------
   Allowance for doubtful accounts  . . . . . . . . . . .               $     461,110            $     519,812
   Inventory reserves   . . . . . . . . . . . . . . . . .                     190,380                  217,117
   Accrued liabilities  . . . . . . . . . . . . . . . . .                     511,384                  381,479
   Depreciation   . . . . . . . . . . . . . . . . . . . .                     535,855                  496,986
   Alternative minimum tax credits  . . . . . . . . . . .                     530,259                  617,106
   Net operating loss carryforwards   . . . . . . . . . .                           -                  251,073
   Other  . . . . . . . . . . . . . . . . . . . . . . . .                      33,116                   27,242
                                                                        --------------------------------------
     Total deferred income tax assets   . . . . . . . . .               $   2,262,104            $   2,510,815
                                                                        ======================================

10. SUBSEQUENT EVENTS

   On October 6, 1995, Basic was acquired by Fuqua Enterprises, Inc. ("Fuqua") and upon completion of the merger became a wholly-owned subsidiary of Fuqua. The accompanying financial statements do not reflect any adjustments relating to the acquisition.

   On October 20, 1995, Basic purchased certain assets of SSC Medical Products ("SSC"), a division of Super Sagless, Inc., for approximately $1,376,000. SSC sells a home care line of medical products primarily consisting of electric beds. The acquisition was financed by existing working capital and a note payable of approximately $690,000.

   Basic acquired a facility on October 21, 1995 which replaced its leased facility in Georgia. The cost of the facility, including improvements, approximated $1,600,000 and was financed by existing working capital and borrowing capacity.

                                                                       Item 7(b)





                        PRO FORMA FINANCIAL INFORMATION

                            FUQUA ENTERPRISES, INC,

                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                        AND YEAR ENDED DECEMBER 31, 1994

                                                                       Item 7(b)





                            FUQUA ENTERPRISES, INC.

                        PRO FORMA FINANCIAL INFORMATION


                                    CONTENTS


                                                                                                          PAGE
                                                                                                           NO.
                                                                                                          ----
Description of Transactions Reflected in the Pro Forma Financial Information  . . . . . . .                 17

Pro Forma Condensed Consolidated Balance Sheet at September 30, 1995  . . . . . . . . . . .                 18

Notes to Pro Forma Condensed Consolidated Balance Sheet
     at September 30, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 20

Pro Forma Condensed Consolidated Statements of Income
     For the Nine Months Ended September 30, 1995 . . . . . . . . . . . . . . . . . . . . .                 21
     For the Year Ended December 31, 1995   . . . . . . . . . . . . . . . . . . . . . . . .                 22

Notes to Pro Forma Condensed Consolidated Statements of Income  . . . . . . . . . . . . . .                 23

                                                                       Item 7(b)


                            FUQUA ENTERPRISES, INC.

                        PRO FORMA FINANCIAL INFORMATION





DESCRIPTION OF TRANSACTIONS REFLECTED IN THE PRO FORMA FINANCIAL INFORMATION.

         On November 8, 1995, Fuqua Enterprises, Inc. ("Fuqua") consummated the acquisition of all of the outstanding shares of capital stock of Basic American Medical Products, Inc. ("Basic") (the "Merger") as contemplated in the Agreement and Plan of Merger, dated as of October 6, 1995, by and among Basic, BA Acquisition Corporation, Fuqua and with respect to Articles 7, 12 and 13 thereof, Gene J. Minotto. Fuqua paid the shareholders of Basic approximately $2,500,000 in cash and issued 600,000 shares of Fuqua Common Stock to Gene J. Minotto, the controlling shareholder of Basic.

         As reported on Fuqua's Current Report on Form 8-K, dated December 31, 1995, Fuqua consummated the previously announced sale of 100% of the stock of its wholly-owned subsidiary, American Southern Insurance Company ("American Southern"), to Atlantic American Corporation ("Atlantic") on December 31, 1995. The sale price was $34,000,000 and consisted of approximately $22,648,000 in cash and a note of approximately $11,352,000 due October, 1996. The note accrues interest at the prime rate; one-half of the interest is payable quarterly and the remaining interest is due in October, 1996.

         The Merger and the sale of American Southern described above are reflected in the unaudited pro forma financial information included herein.

                                                                       Item 7(b)

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (Dollars in Thousands)

                                                                                          SALE OF
                                                                                         AMERICAN
                                                                  ACTUAL                 SOUTHERN          MERGER
                                                         -----------------------         PRO FORMA        PRO FORMA        PRO FORMA
                                                         FUQUA             BASIC        ADJUSTMENTS      ADJUSTMENTS        COMBINED
                                                         -----             -----        -----------      -----------        --------
ASSETS
Cash and cash equivalents . . . . . . . . . . . .     $   4,652         $    688      $    22,648(1)                      $  27,988
Investments available for sale  . . . . . . . . .         8,465              618                                              9,083
Receivables, net  . . . . . . . . . . . . . . . .        17,095            4,932           11,352(1)                         33,379
Inventories . . . . . . . . . . . . . . . . . . .        23,885            4,120                                             28,005
Prepaid expenses  . . . . . . . . . . . . . . . .           970              257                                              1,227
Deferred income taxes . . . . . . . . . . . . . .           970            1,196                                              2,166
                                                      -----------------------------------------------------------------------------
   Total Current Assets   . . . . . . . . . . . .        56,037           11,811           34,000                           101,848
                                                      -----------------------------------------------------------------------------

Property, plant and equipment . . . . . . . . . .        27,967            2,640                          $  2,587(5)        33,194
Less accumulated depreciation . . . . . . . . . .       (12,898)            (213)                              213(5)       (12,898)
                                                      -----------------------------------------------------------------------------
   Net Property, Plant and Equipment  . . . . . .        15,069            2,427                             2,800           20,296
                                                      -----------------------------------------------------------------------------
Goodwill  . . . . . . . . . . . . . . . . . . . .                                                            3,966(6)         3,966
Deferred income taxes . . . . . . . . . . . . . .                          1,066                                              1,066
Other assets  . . . . . . . . . . . . . . . . . .           147              118                                                265
                                                      -----------------------------------------------------------------------------

Total Assets of Continuing Operations . . . . . .        71,253           15,422           34,000            6,766          127,441
Total Assets of Discontinued Operations . . . . .        99,617                           (99,617)(2)            -                -
                                                      -----------------------------------------------------------------------------
   Total Assets   . . . . . . . . . . . . . . . .     $ 170,870         $ 15,422      $   (65,617)        $  6,766        $ 127,441
                                                      =============================================================================


See Notes to Pro Forma Condensed Consolidated Balance Sheet.

                                                                       Item 7(b)

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (Dollars in Thousands)


                                                                                        SALE OF
                                                                                       AMERICAN
                                                                 ACTUAL                SOUTHERN         MERGER
                                                         -----------------------       PRO FORMA       PRO FORMA         PRO FORMA
                                                         FUQUA             BASIC      ADJUSTMENTS      ADJUSTMENTS        COMBINED
                                                         -----             -----      -----------      -----------        --------
LIABILITIES
Accounts payable and accrued expenses . . . . . . .   $   6,282         $  4,223                          $  300 (7)      $  10,805
Accrued income taxes  . . . . . . . . . . . . . . .        (766)             900                                                134
Long-term liabilities due within one year . . . . .         257               78                                                335
                                                      -----------------------------------------------------------------------------
   Total Current Liabilities  . . . . . . . . . . .       5,773            5,201                             300             11,274
Excess of fair values of acquired net assets
   over cost, net   . . . . . . . . . . . . . . . .                        1,342                          (1,342)(8)              -
Deferred income taxes . . . . . . . . . . . . . . .         644                -                                                644
Long-term liabilities . . . . . . . . . . . . . . .      28,039            2,067                           2,500 (9)         32,606
                                                      -----------------------------------------------------------------------------
   Total Liabilities of Continuing Operations . . .      34,456            8,610                           1,458             44,524
   Total Liabilities of Discontinued Operations . .      64,097                -        $ (64,097)(2)          -                  -
                                                      -----------------------------------------------------------------------------
     Total Liabilities  . . . . . . . . . . . . . .      98,553            8,610          (64,097)         1,458             44,524
                                                      -----------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
  Preference Stock, $1 par value:
   authorized 8,000,000 shares; none issued   . . .           -                                                                   -
  Common Stock, $2.50 par value:
   authorized 20,000,000 shares; issued
   3,904,670 shares   . . . . . . . . . . . . . . .       9,759                -                               -              9,759
  Additional paid-in capital  . . . . . . . . . . .      15,140            4,869                           7,251 (10)        27,260
  Retained earnings . . . . . . . . . . . . . . . .      48,122            1,791             (879)(3)     (1,791)(10)        47,243
  Unrealized gains on investments . . . . . . . . .         671              152             (641)(4)       (152)(10)            30
  Treasury stock, at cost: 70,501 shares  . . . . .      (1,375)               -                                             (1,375)
                                                      -----------------------------------------------------------------------------
     Total Stockholders' Equity   . . . . . . . . .      72,317            6,812           (1,520)         5,308             82,917
                                                      -----------------------------------------------------------------------------
     Total Liabilities and Stockholders' Equity . .   $ 170,870         $ 15,422        $ (65,617)        $6,766          $ 127,441
                                                      =============================================================================




See Notes to Pro Forma Condensed Consolidated Balance Sheet.

                                                                       Item 7(b)


            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (Dollars in Thousands)



(1) This adjustment represents the $34,000 proceeds from the sale of American Southern consisting in cash of $22,648 and a note of $11,352, which is due October 1996.

(2) This adjustment represents removal of the assets and liabilities of American Southern which previously had been treated as a discontinued operation in the historical financial statements and which are assumed to have been sold at September 30, 1995.

(3) This adjustment represents the loss on the sale of American Southern which would be realized if the sale transaction had occurred on September 30, 1995.

(4) This adjustment represents the removal of unrealized appreciation on the investments of American Southern which are liquidated with the sale of American Southern at September 30, 1995.

(5) This adjustment represents the write-up of property, plant and equipment from historical cost to fair value as a result of the allocation of the purchase price for the Merger.

(6) This adjustment represents the goodwill which would result from the Merger transaction if the Merger had occurred on September 30, 1995.

(7) This adjustment represents reserves (primarily transaction costs) which relate to and arise from the Merger.

(8) This adjustment removes negative goodwill which arose when Basic was acquired in 1993.

(9) This adjustment represents the cash portion of the purchase price for the Merger which was financed with borrowings under Fuqua's revolving credit agreement.

(10) This adjustment represents the new equity arising from the issuance of common stock to complete the merger, less the actual historical equity of Basic prior to the Merger.

                                                                       Item 7(b)

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                 (Dollars in Thousands, Except Per Share Data)


                                                                                    SALE OF
                                                                                   AMERICAN
                                                             ACTUAL                SOUTHERN          MERGER
                                                     -----------------------       PRO FORMA        PRO FORMA        PRO FORMA
                                                     FUQUA             BASIC      ADJUSTMENTS      ADJUSTMENTS        COMBINED
                                                     -----             -----      -----------      -----------        --------
REVENUES:
  Net sales . . . . . . . . . . . . . . . .       $  96,186         $ 20,964                                          $ 117,150
  Investment income . . . . . . . . . . . .             576                -        $     663(1)                          1,239
                                                  -----------------------------------------------------------------------------
  Total revenues  . . . . . . . . . . . . .          96,762           20,964              663                           118,389
                                                  -----------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales . . . . . . . . . . . . . .          83,929           15,636                                             99,565
  Selling, general and administrative   . .           7,823            3,989                          $    268 (3)       12,080
  Interest expense  . . . . . . . . . . . .           1,172              146                               122 (4)        1,440
                                                  -----------------------------------------------------------------------------
  Total costs and expenses  . . . . . . . .          92,924           19,771                               390          113,085
                                                  -----------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES  . . . . . . . . . . . . . .           3,838            1,193              663             (390)           5,304
INCOME TAXES  . . . . . . . . . . . . . . .           1,340              410              265(2)           (48)(5)        1,967
                                                  -----------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS . . . . .       $   2,498         $    783        $     398         $   (342)       $   3,337
                                                  -----------------------------------------------------------------------------

PER SHARE:
  Income from continuing operations . . . .       $     .65                                                           $     .75
                                                  ---------                                                           ---------
Common shares and equivalents . . . . . . .           3,864                                                               4,464
                                                  ---------                                                           ---------



See Notes to Pro Forma Condensed Consolidated Statements of Income.

                                                                       Item 7(b)

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                 (Dollars in Thousands, Except Per Share Data)


                                                                                    SALE OF
                                                                                   AMERICAN
                                                             ACTUAL                SOUTHERN         MERGER
                                                    -----------------------       PRO FORMA        PRO FORMA        PRO FORMA
                                                    FUQUA             BASIC      ADJUSTMENTS      ADJUSTMENTS        COMBINED
                                                    -----             -----      -----------      -----------        --------
REVENUES:
  Net sales . . . . . . . . . . . . . . . .      $ 126,515         $ 23,252                                          $ 149,767
  Investment income . . . . . . . . . . . .            541                -        $     541(1)                          1,082
                                                 -----------------------------------------------------------------------------
  Total revenues  . . . . . . . . . . . . .        127,056           23,252              541                           150,849
                                                 -----------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales . . . . . . . . . . . . . .        108,349           16,900                                            125,249
  Selling, general and administrative   . .          9,603            5,078                          $    357 (3)       15,038
  Interest expense  . . . . . . . . . . . .            906              207                               162 (4)        1,275
                                                 -----------------------------------------------------------------------------
  Total costs and expenses  . . . . . . . .        118,858           22,185                               519          141,562
                                                 -----------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES  . . . . . . . . . . . . . .          8,198            1,067              541             (519)           9,287
INCOME TAXES  . . . . . . . . . . . . . . .          2,549               29              216(2)           (65)(5)        2,729
                                                 -----------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS . . . . .      $   5,649         $  1,038        $     325         $   (454)       $   6,558
                                                 -----------------------------------------------------------------------------

PER SHARE:
  Income from continuing operations . . . .      $    1.46                                                           $    1.47
                                                 ---------                                                           ---------
Common shares and equivalents . . . . . .            3,860                                                               4,460
                                                 ---------                                                           ---------




See Notes to Pro Forma Condensed Consolidated Statements of Income.

                                                                       Item 7(b)

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                      AND
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                             (Dollars in Thousands)


(1) This adjustment represents interest earned on the portion of the proceeds from the sale of American Southern represented by the note which accrues interest at prime. The interest which can be earned on the cash portion of the proceeds from the sale of American Southern has not been reflected in the pro forma adjustments. Such interest, at an assumed rate of 6% and before the effect of income taxes, would be approximately $1,019 and $1,510 ($.14 and $.20 per share, after tax) for the nine months ended September 30, 1995 and for the year ended December 31, 1994, respectively.

(2) This adjustment represents the income taxes which would result from the additional interest income earned on the note portion of the proceeds from the sale of American Southern.

(3) This adjustment represents additional depreciation and amortization arising from goodwill and the write-up of property, plant and equipment to fair value, both of which are principally being amortized over 30 years.

(4) This adjustment represents interest expense arising from Fuqua's borrowing the $2,500 cash portion of the Merger's consideration.

(5) This adjustment represents the income tax reduction which would result from the additional interest expense on borrowings to finance the cash portion of the Merger's consideration.

                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        FUQUA ENTERPRISES, INC.
                        (Registrant)


                        /s/ Brady W. Mullinax, Jr.
                        -------------------------------------
                        Brady W. Mullinax, Jr., Vice President-Finance, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer and Executive Officer duly authorized to sign on behalf of the Registrant)





Date:  January 22, 1996